SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                January 15, 2004
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                      (Date of earliest event reported)

                            Lehman ABS Corporation
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              (Exact Name of Registrant as Specified in Charter)

        Delaware                 333-100485-22             13-3447441
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(State of Incorporation)          (Commission           (I.R.S. Employer
Identification No.)               File Number)


745 Seventh Avenue
New York, New York                                           10019
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(Address of Principal Executive Offices)                  (Zip Code)

       Registrant's Telephone Number, including area code (212) 526-7000
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ITEM 7.   Financial Statements and Exhibits
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(a)  Financial Statements - Not Applicable

(b)  Pro Forma Financial Information - Not Applicable

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.              Description
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     5.1 Opinion of Sidley Austin Brown & Wood LLP with respect to legality in connection with the Corporate Backed Trust Certificates, Verizon New York Debenture-Backed
                    Series 2004-1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LEHMAN ABS CORPORATION


                                   By:  /s/ Paul Mitrokostas
                                       ---------------------
                                   Name:  Paul Mitrokostas
                                   Title: Senior Vice President


January 15, 2004

INDEX TO EXHIBITS
   Exhibit No.                          Description
   -----------                          -----------

      5.1 Opinion of Sidley Austin Brown & Wood LLP with respect to legality in connection with the Verizon New York Debenture-Backed Trust Certificates, Series 2004-1.